                                                                    EXHIBIT 21.1


                           SUBSIDIARIES OF REGISTRANT

The following is a list of the Corporation's consolidated subsidiaries as of February 28, 2001. The Corporation owns, directly or indirectly, 100% of the voting securities of each subsidiary, unless noted otherwise and except for director's qualifying shares.


NAME                                                                                STATE OR JURISDICTION
                                                                                      OF ORGANIZATION

Avalon Consulting Group                                                                 California
China Data General Corporation                                                          Delaware
Conley Corporation                                                                      Delaware
Coras Eiomhaire Eorap Teoranta                                                          Ireland
CrosStor Software, Inc.                                                                 New Jersey
DG Foreign Sales Corporation, Inc.                                                      Barbados
D.G. Venezuela, C.A.                                                                    Venezuela
Datagen, Inc.                                                                           Delaware
Data General AB                                                                         Sweden
Data General A.G.                                                                       Switzerland
Data General A/S                                                                        Denmark
Data General A/S                                                                        Norway
Data General Africa SARL                                                                Africa
Data General Argentina S.A.                                                             Argentina
Data General Australia Pty., Ltd.                                                       Australia
Data General Bahamas Limited                                                            Bahamas
Data General BVI Ltd.                                                                   British Virgin Islands
Data General (Canada) Company                                                           Canada
Data General Computers Sdn Bhd                                                          Malaysia
Data General do Brasil LTDA                                                             Brazil
Data General Gesellschaft mbH                                                           Austria
Data General GmbH                                                                       Germany
Data General Hong Kong Limited                                                          Hong Kong
Data General Hong Kong Sales & Services Limited                                         Hong Kong
Data General International, Inc.                                                        Delaware
Data General International Manufacturing Pte., Ltd.                                     Singapore
Data General Investment Corporation                                                     Delaware
Data General Ireland Limited                                                            Ireland
Data General Israel, Ltd.                                                               Israel
Data General Korea Ltd.                                                                 Korea
Data General Latin America, Inc.                                                        Delaware
Data General Nederland BV                                                               The Netherlands
Data General New Zealand, Limited                                                       New Zealand
Data General S.A.                                                                       Belgium
Data General S.r.l.                                                                     Italy
Data General Singapore Pte.Ltd.                                                         Singapore
Data General South Africa (Proprietary) Limited                                         South Africa
Data General Systems (Thailand) Limited                                                 Thailand
Data General Technology (1990) Ltd.                                                     Israel
Data General Wholesale Pty. Ltd.                                                        Australia
EMC Acquisition Corporation I                                                           Delaware
EMC Asset Acquisition Corporation                                                       Delaware
EMC Australia Pty. Limited                                                              Australia
EMC (Benelux) B.V.                                                                      The Netherlands
EMC Chile S.A.                                                                          Chile

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


EMC Computer Storage Systems (Israel) Ltd.                                              Israel
EMC Computer Storage Systems (Sales and Services) Ltd.                                  Israel
EMC Computer Systems AG                                                                 Switzerland
EMC Computer Systems Argentina S.A.                                                     Argentina
EMC Computer-Systems A/S                                                                Denmark
EMC Computer-Systems AS                                                                 Norway
EMC Computer Systems Austria GmbH                                                       Austria
EMC Computer Systems (Benelux) B.V.                                                     The Netherlands
EMC Computer Systems Bilgisayar Sistemleri Ticaret A.S.                                 Turkey
EMC Computer-Systems Brazil Ltda.                                                       Brazil
EMC Computer Systems California, Inc.                                                   Delaware
EMC Computer-Systems Deutschland GmbH                                                   Germany
EMC Computer Systems (F.E.) Ltd.                                                        Hong Kong
EMC Computer Systems France S.A.                                                        France
EMC Computer-Systems Ireland Limited                                                    Ireland
EMC Computer Systems Italia S.p.A.                                                      Italy
EMC Computer Systems (Malaysia) Sdn Bhd                                                 Malaysia
EMC Computer Systems Mexico SA de CV                                                    Mexico
EMC Computer Systems NV                                                                 Belgium
EMC Computer-Systems OY                                                                 Finland
EMC Computer Systems Poland Sp. z.o.o.                                                  Poland
EMC Computer Systems (S.A.) (Pty.) Ltd.                                                 South Africa
EMC Computer Systems (South Asia) Pte. Ltd.                                             Singapore
EMC Computer Systems Spain S.A.                                                         Spain
EMC Computer-Systems Svenska AB                                                         Sweden
EMC Computer Systems (U.K.) Limited                                                     United Kingdom
EMC Computer Systems Venezuela, S.A.                                                    Venezuela
EMC Corporation of Canada                                                               Canada
EMC del Peru, S.A.                                                                      Peru
EMC Europe Ltd.                                                                         United Kingdom
EMC Foreign Sales Corporation (F.S.C.)                                                  Barbados
EMC International Holdings, Inc.                                                        Delaware
EMC Investment Corporation                                                              Delaware
EMC Japan K.K.*                                                                         Japan
EMC Merger Corp. 1998                                                                   California
EMC Puerto Rico, Inc.                                                                   Delaware
EMC Securities Corporation                                                              Massachusetts
Epoch, Inc.                                                                             Delaware
General Risk Insurance Company Ltd.                                                     Bermuda
Hankook EMC Computer Systems Chusik Hoesa                                               South Korea
M.C.I. Management and Computer Consulting Inc.                                          Canada
MCI S.A.                                                                                France
McDATA Asia Pacific Pte. Ltd.                                                           Singapore
McDATA International, Inc.                                                              U.S. Virgin Islands
Millennia III, Inc.                                                                     Delaware
P2i                                                                                     France
Softworks, Inc.                                                                         Delaware
Softworks Deutschland GmbH                                                              Germany
Softworks International Ltd.                                                            United Kingdom
Softworks FSC, Inc.                                                                     U.S. Virgin Islands
Softworks International Pty. Ltd.                                                       Australia
Softworks Italia S.r.l.                                                                 Italy
Softworks S.A.                                                                          France
Softworks Savan Technology Pte. Ltd.                                                    Singapore
Softworks Savantechnology do Brasil                                                     Brazil
Softworks Savantechnology International S.A.                                            Spain
Softworks Services Corporation                                                          Texas
Terascape Software Inc.                                                                 Massachusetts

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* 95% owned by EMC Corporation.

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